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                                                                  Exhibit 10.26

                                HET/JCC AGREEMENT

         THIS HET/JCC AGREEMENT (the "Agreement") is made and entered into this 30th day of October, 1998, by and among JAZZ CASINO COMPANY, L.L.C., ("JCC"), HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET") and HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI").

                                    RECITALS

         A. JCC and the State of Louisiana (the "State") by and through the Louisiana Gaming Control Board have entered into that certain Casino Operating Contract of even date herewith (the "Casino Operating Contract").

         B. Pursuant to the Casino Operating Contract, JCC agrees to pay a certain Minimum Payment (as defined in the Casino Operating Contract) to the Louisiana Gaming Control Board (the "LGCB").

         C. The State and the LGCB desire that JCC cause to be provided a Minimum Payment Guaranty (as defined in the Casino Operating Contract) to the LGCB for each year for the Term (as defined in the Casino Operating Contract) of the Casino Operating Contract.

         D. As a condition to the effectiveness of the Plan (as defined in the Casino Operating Contract), HET and HOCI (the "Guarantors") have agreed for a limited period of time to provide a Minimum Payment Guaranty to the LGCB on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1.       Minimum Payment Guaranty

                  (a) Obligation. For a period ending no later than March 31, 2004 and subject to earlier non-renewal as specified in Section 1(b) hereof or early termination pursuant to Section 6(a) and (b) hereof, the Guarantors shall provide a guaranty to the LGCB in the form attached hereto as Exhibit A and incorporated herein by this reference for the first three hundred sixty five
(365) days including and after the Casino Opening

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Date and in the form attached hereto as Exhibit B and incorporated herein by this reference for the Fiscal Years beginning April 1, 1999, 2000, 2001, 2002, and 2003 (collectively, the "Guaranty"). On the Plan Effective Date (as defined in the Casino Operating Contract), the Guarantors shall provide to the LGCB a Guaranty for the three hundred sixty-five (365) days including and after the opening of the Casino (as defined in the Casino Operating Contract) to be effective only upon the opening of the Casino.

            (b) Non-Renewal. The Guaranty shall automatically expire and not renew (subject to Section 1(d) hereof) and shall not be drawn upon for any of the Fiscal Years beginning April 1, 2000, 2001, 2002, or 2003 if any of the following events have occurred and shall be continuing or uncured as of the day prior to the first day of any such Fiscal Year:

                (i) there has been a JCC Bankruptcy Event (as hereinafter defined) or a cessation of Casino operations;

                (ii) there are any then past due and unpaid Guaranty Fees (as hereinafter defined), other than fees deferred in accordance with the terms of this Agreement;

                (iii)  there has been a Minimum Payment Default;

                (iv) subject to Section 1(c) hereof, in the case of a renewal of the Guaranty for the Fiscal Year beginning April 1, 2000, the Casino (as defined in the Casino Operating Contract) has failed to generate positive EBITDA for the period of operations ending January 31, 2000; provided that there shall be no EBITDA test for the period of operations ending January 31, 2000 if such period of operations commenced after August 1, 1999;

                (v) subject to Section 1(d) hereof, in the case of a renewal of the Guaranty for the Fiscal Years beginning April 1, 2001, 2002, and 2003, the Casino has failed to generate EBITDA as of the twelve (12) month period ending November 30 of the prior calendar year in an amount equal to Fifteen Million Dollars ($15,000,000) as of the twelve (12) month period ending November 30, 2000, Twenty Million Dollars ($20,000,000) as of the twelve (12) month period ending November 30, 2001, and Twenty Five Million Dollars ($25,000,000) as of the twelve (12) month period ending November 30, 2002;


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                  (vi)     HET, Harrah's New Orleans Management Company
                           ("HNOMC") or any of their respective affiliates is found unsuitable to own, operate, act as a lender to, or otherwise in respect of the Casino by the State;

                  (vii)    HNOMC has been removed as manager of the Casino;

                  (viii)   The Casino Operating Contract has been terminated;

                  (ix) JCC has breached any of its covenants under Section 5 hereof; or

                  (x) An Excusable Temporary Cessation of Operations has occurred and is continuing.

         (c) Renewal for Fiscal Year Beginning April 1, 2000 in the Event of an Excusable Temporary Cessation of Operations. Notwithstanding the provisions of
Section 1(b)(iv) hereof, the Guaranty shall automatically renew if the Casino's failure to generate positive EBITDA for the period of operations ending January 31, 2000 is solely the result of an Excusable Temporary Cessation of Operations and but for the Excusable Temporary Cessation of Operations the EBITDA test of
Section 1(b)(iv) hereof would have been met for the period of operations ending January 31, 2000. To determine whether the Casino would have generated positive EBITDA in the absence of an Excusable Temporary Cessation of Operations for the period of operations ending January 31, 2000, it shall be assumed that the Casino would have generated EBITDA for each day of any period of time the Casino was closed due to an Excusable Temporary Cessation of Operations in an amount equal to the average daily EBITDA generated during the thirty (30) days prior to such period of time the Casino was closed due to an Excusable Temporary Cessation of Operations.

         (d) Renewal for Fiscal Years Beginning April 1, 2001, 2002, and 2003 in the Event of an Excusable Temporary Cessation of Operations. Notwithstanding the provisions of Section 1(b)(v) hereof, for the Fiscal Years beginning April 1, 2001, 2002, or 2003 the Guaranty shall automatically renew if the Casino's failure to generate EBITDA for the twelve (12) month period ending November 30 of the prior calendar year equal to Fifteen Million Dollars ($15,000,000) as of the twelve (12) month period ending November 30, 2000, Twenty Million Dollars ($20,000,000) as of the twelve (12) month period ending November 30, 2001, and Twenty Five Million Dollars ($25,000,000) as of the twelve (12) month period ending November 30, 2002 is solely the result of an Excusable Temporary Cessation of Operations; provided that (i) such Fifteen Million Dollars ($15,000,000), Twenty Million Dollars ($20,000,000) and Twenty Five Million



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Dollars ($25,000,000) EBITDA tests, respectively, shall be reduced pro rata for any period of time the Casino was closed due to an Excusable Temporary Cessation of Operations during the applicable twelve (12) month period and (ii) the Guaranty shall automatically expire and not renew if any such reduced EBITDA tests are not met. For example, if during the twelve (12) month period ending November 30, 2000 the Casino was closed due to an Excusable Temporary Cessation of Operations for four (4) months, the EBITDA test for such period would be reduced from Fifteen Million Dollars ($15,000,000) to Ten Million Dollars ($10,000,000) calculated as follows:

            $15 million   X    Months Casino was open during Fiscal Year (8)
                               ---------------------------------------------
                               total number of months in Fiscal Year (12).

and in such example the Guaranty would expire and not renew unless the Casino generated EBITDA of at least Ten Million Dollars ($10,000,000) for the applicable twelve month period.

         (e) Definitions.

            (i) For purposes of Section A.4(b)(iv) and (v) hereof, "EBITDA" shall mean operating income determined according to generally accepted accounting principles plus depreciation and amortization determined according to generally accepted accounting principles, but in determining operating income any extraordinary non-cash items such as the write down of assets shall be excluded.

            (ii) For purposes of Section A.4(b)(i) hereof, "JCC Bankruptcy Event" shall mean the commencement of any case or proceeding seeking liquidation, reorganization or other relief with respect to JCC or its debt under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of JCC or the property of JCC, which, in the case of an involuntary proceeding only, is not dismissed within thirty (30) days after its commencement, or if JCC shall consent to any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of its creditors, or shall take any corporate action to authorize any of the foregoing or


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                           if JCC is unable to demonstrate its continuing
                           ability to pay in full amounts due in the ordinary course of Casino Operations, including its Debt (as defined in the Casino Operating Contract) and obligations as they become due according to their terms.

                  (d) Notices. The Guarantors shall give JCC ninety (90) days notice of any non-renewal pursuant to Section 1(b)(ii) or (v) hereof; provided, however, unless such notice is given to JCC pursuant to Section 1(b)(ii) or (v) hereof prior to ninety (90) days before the start of the ensuing Fiscal Year, the Guarantors shall have no right of non-renewal pursuant to Section 1(b)(ii) or (v) hereof for such ensuing Fiscal Year. The Guarantors shall give JCC thirty
(30) days notice of any non-renewal pursuant to Section 1(b)(iv) hereof; provided, however, unless such notice is given to JCC pursuant to Section 1(b)(iv) hereof prior to thirty (30) days before the start of the ensuing Fiscal Year, the Guarantors shall have no right of non-renewal pursuant to Section 1(b)(iv) hereof for such ensuing Fiscal Year. No notice shall be required for any non-renewal pursuant to Sections 1(b)(i), (iii), (vi), (vii), (viii), (ix) and (x) hereof.

         2.       Fees

                  (a) Annual Fees. For the Fiscal Years beginning on April 1, 1999 and 2000, JCC shall pay a fee to the Guarantors of Six Million Dollars ($6,000,000) per annum. For the Fiscal Years beginning on April 1, 2001, 2002, and 2003, JCC shall pay a fee to the Guarantors of Five Million Dollars ($5,000,000) per annum. The fees for any Full Fiscal Years shall be payable quarterly in advance. The Guarantors shall receive a pro rata fee for any partial Fiscal Year ending March 31, 1999 or for the Fiscal Year ending March 31, 2000 if it is a partial Fiscal Year (i.e. a Fiscal Year in which the Casino opens after April 1). For any partial Fiscal Year, JCC shall pay any fees attributable to any partial quarter of such partial Fiscal Year at the beginning of such partial quarter and shall pay any fees attributable to any full quarter of such partial Fiscal Year at the beginning of such full quarter.

                  (b) Deferral. The Guarantors agree to defer receipt of the Guaranty Fees if and to the extent required by the Credit Agreement (as defined in the Casino Operating Contract) or Indentures (as defined in the Casino Operating Contract).

         3. Demand Loan. Any amount drawn by the LGCB pursuant to the Guaranty or advanced by the Guarantors pursuant to Section 4(c) hereof shall be a demand obligation of JCC to the Guarantors and shall be due immediately upon the date of payment by the Guarantors to the LGCB of such drawn funds or the date such funds are advanced by the Guarantors pursuant to Section 4(c) hereof (a "Demand Loan").


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Demand Loans shall bear interest at the same rate of interest as on the Tranche
A-3 Loan (as defined in the Plan). Such interest shall be due on the amount of the outstanding Demand Loan from the date of any payment by the Guarantors pursuant to the Guaranty to the LGCB or the date such funds are advanced by the Guarantors pursuant to Section 4(c) hereof through the date of repayment or satisfaction of the Demand Loan.

         4.       Collateral and Security Interest.

                  (a) Mortgage and Security Documents. To secure repayment of any Demand Loan, Termination Fee (as hereinafter defined) and/or unpaid Guaranty Fee to the Guarantors hereunder, JCC has concurrently herewith provided the Guarantors with certain mortgage and security documents (collectively, the "Mortgage and Security Documents").

                  (b) Expiration of Agreement. Upon (i) the expiration of this Agreement pursuant to Section 6(c) hereof, (ii) any non-renewal pursuant to
Section 1(b) and 1(d) hereof, or (iii) early termination pursuant to Section 6 hereof, the Guarantors' rights under the Mortgage and Security Documents shall terminate except with respect to any Demand Loan then outstanding, any Termination Fee or Guaranty Fee then unpaid or other obligations to the Guarantors under this Agreement. Upon the satisfaction in full of all Demand Loans and all other fees and obligations to the Guarantors hereunder, the Guarantors, upon request from JCC, agree to assign their rights under the Mortgage and Security Documents to any substitute or successor provider of a Minimum Payment Guaranty.

                  (c) Preservation Obligations of JCC

                      (i) JCC shall timely pay (A) all expenses and costs required to comply with Section 9.20 - "Insurance Coverages" of the Casino Operating Contract; (B) all expenses and costs required to comply with
                            Section 9.25 - "Maintenance of Casino" of the Casino Operating Contract; (C) all Impositions (as defined in the Casino Operating Contract) required to comply with Section 9.31 - "Payment of Impositions" of the Casino Operating Contract; and
                            (D) all rent and other payments due under the Casino Lease (as defined in the Casino Operating Contract) required to comply with Section 9.5(b) - "Performance and Payment of Operating Expense Obligations" of the Casino Operating Contract (collectively, the "Preservation Costs").


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                      (ii)  If JCC fails to pay any of the Preservation Costs
                            within thirty (30) days of the due date thereof, then after notice and five (5) days opportunity to cure, the Guarantors may thereafter pay such Preservation Costs and any amounts advanced shall be a Demand Loan and additional obligations secured by the Mortgage and Security Documents.

                      (iii) JCC shall continuously maintain business
                            interruption insurance in accordance with the Casino Lease (as defined in the Casino Operating Contract), the Casino Operating Contract, the Casino Management Agreement (as defined in the Casino Operating Contract), and any additional requirements of the Guarantors as may be required to assure that JCC maintains sufficient insurance so that JCC is covered for any business interruption that may result in a suspension of Casino Operations (as defined in the Casino Operating Contract). If JCC fails to obtain and maintain such insurance, the Guarantors may upon notice and five (5) days opportunity to cure, obtain such insurance on behalf of JCC and the cost of any such insurance incurred by the Guarantors shall be a Demand Loan and an additional Obligation secured by the Mortgage and Security Documents.

         5. Covenants of JCC. So long as a Guaranty hereunder remains in effect, a Demand Loan remains outstanding, any Termination Fee or Guaranty Fee remains unpaid or any other obligation of JCC to the Guarantors hereunder remains unsatisfied, from and after the occurrence of any Extraordinary Flip Event (as defined in the Certificate of Incorporation of JCC Holding Company), and until such Extraordinary Flip Event has been cured or waived, JCC agrees:

            (a) Restrictions on Debt and Liens. Except as permitted by the Indentures for the New Bonds (as defined in the Plan), any debt, including, without limitation, all obligations for borrowed money or obligations evidenced by bonds, debentures, notes or similar instruments, or any lien or encumbrance of any kind incurred, modified, renewed or replaced by JCC shall be permitted only with the prior written consent of the Guarantors.

            (b) Restricted Acts. JCC shall not without the prior written consent of the Guarantors:


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                      (i)   declare or make or become irrevocably committed to
                            make any redemption, acquisition or other manner of return of the capital invested in JCC by a shareholder;

                      (ii)  consolidate, merge with or into any other entity;

                      (iii) dissolve JCC; or

                      (iv) sell, lease or otherwise transfer or dispose of, directly or indirectly, all or any substantial part of the property of JCC.

                  (c) Litigation. Without the prior written consent of the Guarantors, JCC shall not institute any legal action against the LGCB or the State affirmatively seeking an award of damages related to the Casino Operating Contract or assert that JCC has continuous rights to operate the Casino after a termination of the Casino Operating Contract as a result of JCC ceasing Gaming Operations or failing timely to provide the LGCB a Minimum Payment Guaranty.

         6.       Termination of Guaranty

                  (a) JCC Right To Terminate Guaranty. Notwithstanding Section 1(a) hereof, JCC may elect to terminate this Agreement and the Guarantors' obligation to provide a Guaranty prior to any of the Fiscal Years beginning April 1, 2001, 2002, or 2003 by providing notice of its intent to terminate to the Guarantors within ninety (90) days prior to the first day of such Fiscal Year. In the case of the Fiscal Year beginning April 1, 2001, such termination shall only be permitted upon the payment of a termination fee of One Million Dollars ($1,000,000) (the "Termination Fee") concurrently with the notice of termination. If JCC shall elect to terminate this Agreement ninety (90) days prior to either the Fiscal Year beginning April 1, 2002 or the Fiscal Year beginning April 1, 2003, no Termination Fee shall be due. JCC may not elect to terminate this Agreement for the Fiscal Years beginning April 1, 1999 or April 1, 2000.

                  (b) Restriction on Termination. JCC is prohibited from terminating this Agreement unless (i) JCC has obtained and provided to the LGCB a replacement guaranty or letter of credit which meets the requirements of the Casino Operating Contract for the Fiscal Year immediately following the last Fiscal Year for which a Guaranty was provided by the Guarantors, (ii) the Casino Operating Contract no longer requires JCC to provide a guaranty or letter of credit, or (iii) the LGCB waives the requirement that JCC provide a guaranty or letter of credit.


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            (c) Expiration of Guaranty. If this Agreement has not previously been terminated by JCC pursuant to Section 6(a) hereof, or has not previously terminated as a result of a non-renewal pursuant to Section 1(b) hereof, this Agreement shall terminate and the obligation of the Guarantors to provide a Minimum Payment Guaranty shall expire on March 31, 2004.

         7. Governing Law. This Agreement shall be governed and construed in accordance with the internal substantive laws of the State of New York regardless of the laws which might otherwise govern under New York's or other applicable concepts of conflicts of law.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9. Severability. If any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such instrument.

         10. Conflict. If there is any conflict or inconsistency between this Agreement and the provisions of any exhibit attached hereto, the provisions of this Agreement shall control.

         11. Entire Agreement. This Agreement (including the exhibits attached hereto), as written, contains all of the terms and conditions agreed among JCC and the Guarantors relating to the matters covered by this Agreement, it being agreed that all understandings and agreements heretofore and among such parties or any of them relating to the matters covered by this Agreement are merged in this Agreement which alone fully and completely expresses their agreement and understanding.

         12. Captions. The headings on the sections in this Agreement are for convenience only and form no part of this Agreement and shall not affect its interpretation.

         13. Notices. All notices or other communications required or permitted to be given or delivered pursuant to this Agreement shall be in writing and shall be considered as properly given if mailed by Certified United States mail, postage prepaid, with return receipt requested, overnight courier service or facsimile transmission with receipt confirmed. Any party hereto may from time to time, by notice in writing served upon the


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other parties hereto pursuant to this Section 13 designate a different address or person to whose attention notices shall be given. Notices hereunder shall be deemed given upon receipt. The addresses of the parties hereto for notices are:

                JCC:                   Jazz Casino Company, L.L.C.
                                       512 South Peters
                                       New Orleans, LA  70130
                                       Attn:  Chief Financial Officer

                HET and HOCI:          Harrah's Entertainment, Inc.
                                       1023 Cherry Road
                                       Memphis, TN  38117
                                       Attn:  General Counsel

         14. Advice From Counsel. The parties hereto understand that this Agreement may affect legal rights. The parties hereto represent that they have received legal advice from counsel of their choice in connection with the negotiation and execution of this Agreement and are satisfied with their legal counsel and the advice received.

         15. Access to Documents. Each party hereto acknowledges that it (i) has been given the opportunity to review all information and documents with respect to the subject matter of this Agreement; (ii) has made an independent investigation in making its decision to enter into this Agreement; and (iii) is not relying on any statements or representations by any other party hereto in entering into this Agreement other than as expressly set forth in this Agreement.

         16. Successors and Assigns. This Agreement shall be binding upon the parties hereto and each of their respective successors and assigns and inure to the benefit of the parties hereto and each of their respective successors and assigns.

         17. Amendments. Any amendment to this Agreement may only be made and shall only be effective upon written approval of all parties hereto.

         18. Further Document Modifications. The parties hereto agree to negotiate in good faith such modifications to agreements as may be necessary or appropriate to effect the purpose and intent of this Agreement.


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         19. Waiver and Release

             (a)   No Assurances

                        (i) The Guarantors have entered into this Agreement as a condition to the effectiveness of the Plan. As a prerequisite to maintaining the effectiveness of the Casino Operating Contract, the Casino Operating Contract requires that JCC annually provide to the LGCB a Minimum Payment Guaranty, as that term is defined in the Casino Operating Contract. In entering into this Agreement, the Guarantors have no obligation to provide the Minimum Payment Guaranty for the entire term of the Casino Operating Contract, but rather have agreed only to provide it for the period and on terms and conditions specified herein. The Guarantors have expressly informed JCC that they have not agreed to renew the Agreement beyond March 31, 2004, or in any prior year where the Guarantors' obligation to furnish the Guaranty does not renew by the express terms of Section 1(b) hereof. The Guarantors have informed JCC that any decision they make concerning whether to renew the Guaranty or this Agreement will be made in their sole discretion, acting only in their best interests. JCC hereby acknowledges that (A) the Guarantors are not obligated to and have not given any assurances to JCC that they will renew this Agreement beyond March 31, 2004, or renew the Guaranty for any earlier Fiscal Year in which the Guarantors' obligation to furnish the Guaranty does not renew under the express terms of Section 1(b) hereof, (B) the Guarantors have the right to make any such renewal decision by considering only their best interests, and (C) the Guarantors need not consider the interests of any other parties in making any such renewal decision, notwithstanding that the Guarantors are involved in a number of capacities in respect of JCC.

                        (ii) JCC hereby agrees that by entering into this Agreement or providing a Guaranty or otherwise, the Guarantors are not now, and in the past have not, made any assurances or guarantees concerning the financial results of the Casino, nor are or have the Guarantors made any assurances or guarantees that the Casino will be financially successful or will perform as projected in the projections and/or feasibility studies included in the Plan and the Disclosure Statement distributed in connection with the Plan confirmation process.


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

                        (iii) JCC hereby agrees and acknowledges that any future
                              representation, warranty, assurance or other guaranty by the Guarantors or any of their subsidiaries or other affiliates to JCC concerning the renewal of the Guaranty or this Agreement, the operation of the Casino, the financial results of the Casino, or any other matter concerning the Casino or the Plan shall only be effective if set forth in writing and properly executed by the party to be charged.

                  (b)   Releases

                        (i) JCC hereby releases and waives and agrees not to bring any Claims against the Guarantors, whether a known Claim or an Unknown Claim, that may arise in any way, in whole or in part, out of (A) the Guarantors' decision either to renew or not renew the Guaranty or this Agreement, (B) the Guarantors acting in their own best interests in connection with the execution, renewal or failure to renew the Guaranty or this Agreement, and/or (C) any alleged assurance or guarantee by the Guarantors concerning the operation of the Casino, the financial results of the Casino or any other matter concerning the Casino or the Plan, unless such Claim is based on a writing (but in any event cannot be based on this Agreement or the Guaranty) properly executed by the party against whom such a claim is being made.

                        (ii) JCC also hereby specifically waives any rights it might have under Louisiana Civil Code Article 3083 and all other applicable or similar law to this same or similar effect as the matters described in
                              Section 19(b)(i) hereof, including but not limited to, any purported right to challenge the validity or seek rescission of, or to vitiate, the releases set forth above in Section 19(b)(i) hereof on the ground that any information was kept concealed from it and agrees that no remedy shall be available for any such alleged non-disclosure, and that the right to rescind the above release on any such ground is hereby expressly waived.



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

                  (c) Definitions. For the purposes of Sections 19(b)(i) and
(ii) hereof:

                        (i) "Claim" or "Claims" shall mean any action or actions, cause or causes of action, in law or equity, suits, debts, liens, liabilities, claims, demands, damages, punitive damages, losses, costs or expenses, and/or reasonable attorneys' fees of any nature whatsoever.

                        (ii) "Guarantor" shall include HET, HOCI, Harrah's New Orleans Investment Company, Harrah's Crescent City Investment Company, Harrah's New Orleans Management Company, their successors and assigns, and all direct or indirect subsidiaries, and each of their parents, subsidiaries, officers, directors, corporate representatives, employees, agents, lawyers and accountants and all persons acting or claiming through, under or in concert with any of them.

                        (iii) "Unknown Claim" or "Unknown Claims" means any and
                              all Claims, including without limitation, any Claim which any of the parties hereto does not know or even suspect to exist in his, her, or its favor at the time of the giving of the releases and waivers set forth in Section 19(b)(i) and (ii) hereof which, if known by him, her or it might have affected his, her or its decision regarding the releases and waivers. Each of the parties acknowledges that he, she or it might hereafter discover facts in addition to or different from those which he, she, or its now knows or believes to be true with respect to the matters herein released and waived, but each shall be deemed to have fully, finally and forever released any and all Claims.

         20. No Third Party Beneficiaries. There are no third party beneficiaries to this Agreement. JCC hereby acknowledges that the Guaranty provides that there shall be no third party beneficiaries thereof. JCC also agrees that it shall not claim or assert it is a third party beneficiary or possesses any derivative claims under the Guaranty.

         21. Disclosure. JCC hereby acknowledges that the Guarantors have informed them (i) not to infer or assume that the Guarantors will renew the Guaranty or this Agreement; (ii) that the Guarantors will consider only their own best interests in determining whether to renew the Guaranty or this Agreement; (iii) that the Guarantors are involved in a number of different capacities in connection with the reorganization of Harrah's Jazz Company, the governance of JCC and JCC Holding Company, and the operation of the Casino; and
(iv) that there can be no assurance that the Casino will perform as set forth in the projections and/or feasibility study set forth in the Plan and Disclosure Statement circulated therewith.

         22. Amendment of Obligations. The Guaranty hereunder is provided on the express condition that JCC shall not amend or modify the Casino Operating Contract in any way to increase the obligations under the Guaranty or adversely affect the Guarantors without the prior written agreement of the Guarantors, and any such amendment or modification shall have no force or effect in respect of the Guarantors or the Guaranty.

         23. Independent Agreement. This Agreement is independent of and shall survive any cancellation or termination of the Casino Operating Contract.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        JAZZ CASINO COMPANY, L.L.C., a
                                        Louisiana limited liability company


                                        By:  /s/ Fred W. Burford
                                           ---------------------------------
                                        Name:  Fred Burford
                                             -------------------------------
                                        Title: President
                                              ------------------------------

                                        HARRAH'S ENTERTAINMENT, INC., a
                                        Delaware corporation


                                        By:  /s/ G.W. Loveland II
                                           ---------------------------------
                                        Name:  George W. Loveland, II
                                             -------------------------------
                                        Title: V.P.
                                              ------------------------------



                                        HARRAH'S OPERATING COMPANY, INC., a
                                        Delaware corporation


                                        By:  /s/ G.W. Loveland II
                                           ---------------------------------
                                        Name: G.W. Loveland II
                                             -------------------------------
                                        Title: V.P.
                                              ------------------------------

                                    Exhibits
                                    --------


Form of  Initial Unconditional Guaranty Agreement                      Exhibit A

Form of Unconditional Guaranty Agreement                               Exhibit B
         for Fiscal Year Ending March 31, ____

                                  Exhibit A


                             INITIAL UNCONDITIONAL
                      MINIMUM PAYMENT GUARANTY AGREEMENT


    THIS INITIAL UNCONDITIONAL MINIMUM PAYMENT GUARANTY AGREEMENT (the "Guaranty") is for the first 365 days (or 366 days if a Fiscal Leap Year is involved) from and including the Casino Opening Date and is entered into as of October 30, 1998, by HARRAH'S ENTERTAINMENT, INC., a Delaware corporation, and HARRAH'S OPERATING COMPANY, INC., a Delaware corporation (each a "Guarantor" and collectively the "Guarantors") in favor of the STATE OF LOUISIANA by and through the LOUISIANA GAMING CONTROL BOARD (the "LGCB").

                                    RECITALS

    A. That certain Casino Operating Contract (the "COC") between Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), and the LGCB, dated as of October 30, 1998, sets forth the conditions, covenants, obligations, requirements and terms pursuant to which the Company has the authority to conduct gaming operations at the Casino.

    B. As used in this Guaranty, all capitalized terms used herein but not defined herein shall be used herein as defined in the COC.

    C. The Company has caused this Guaranty to be provided to the LGCB for the first 365 days (or 366 days if a Fiscal Leap Year is involved) from and including the Casino Opening Date] (the "Covered Fiscal Year"), as required by the COC, and also to provide for certain payments if there is a default by the Guarantors of the Completion Obligations (as Completion Guarantors) under the LGCB Completion Guaranty, attached as Exhibit "B" to the COC.

    D. Harrah's Entertainment, Inc. and Harrah's Operating Company, Inc. have separately provided a Completion Guaranty to the Louisiana Gaming Control Board which guarantees, among other things, the construction, equipping and opening of the Casino for business and the payment and performance of certain other indebtedness and obligations, all on the terms more particularly set forth in the LGCB Completion Guaranty, attached as Exhibit B to the COC.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantors, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby solidarily make the following representations and warranties to the LGCB, and hereby solidarily covenant and agree for the benefit of the LGCB as follows:

    1.   Obligations Guaranteed and Method of Drawing.

    1.1 The Guarantors hereby irrevocably, unconditionally, and in solido with each other and with the Company, guarantee for the Covered Fiscal Year:

         (a) the full, complete and timely payment and performance of all of the Minimum Payment obligations of the Company to the LGCB under and in accordance with the provisions of the COC; and

         (b) the full, complete and timely payment to the LGCB of all of the Daily Payments, Required Payments and Minimum Payment in accordance with the provisions of the COC.

    1.2 If there is any delay in timely paying to the LGCB any and/or all of the Daily Payments, Required Payments and/or Minimum Payment as and when required under the COC for the Covered Fiscal Year, the Guarantors shall also pay to the LGCB interest on such payments due at the Default Interest Rate (as provided in Section 6.7 of the COC) from the date each payment was due, until paid to the LGCB.

    1.3 In no event shall the aggregate total of Daily Payments, Required Payments and the Minimum Payment to the LGCB under this Guaranty for the Covered Fiscal Year exceed ONE HUNDRED MILLION DOLLARS ($100,000,000.00), plus, and in addition thereto, any interest and attorneys' fees applicable to the Guaranty Obligation provided for in the COC or in this Guaranty.

    1.4 If the LGCB has not been timely paid any one or more of the required Daily Payments for the Covered Fiscal Year, then (a) the LGCB may make drawings under this Guaranty by providing written notice to the Guarantors that one or more of the required Daily Payments have not been timely paid and the principal amount of such Daily Payments then due (the "Notice of Drawing"), and (b) the Guarantors shall pay to the LGCB all required but unpaid Daily Payments, plus interest at the Default Interest Rate, upon receipt of the Notice of Drawing. Guarantors shall make payment by wire or other electronic transfer as provided in the Notice of Drawing, on or before the time the Daily Payments are due under Section 6.5 - "Daily Deposits" of the COC.

    1.5 The Guarantors shall not be obligated to make any Daily Payments due for any day which is twenty (20) days or more prior to the LGCB giving the Notice of Drawing; provided however, that any payments which are suspended pursuant to Section 6.3(a) of the COC shall not be due and payable until the period of the suspension has expired.

     1.6 Once a Minimum Payment Default has occurred and a Notice of Drawing has been provided to the Guarantors, the Guarantors shall be obligated without any further notice by the LGCB to pay, and will pay, to the LGCB any required Daily Payments for the Covered Fiscal Year on a daily basis for the remainder of the Covered Fiscal Year (in which a Minimum Payment Default occurs) to the extent such Daily Payments have not been timely paid.

     1.7 If there is a default by Guarantors, in the performance of their obligations under Section 1.1.(a)(iii) of the LGCB Completion Guarantee, and the Casino is not opened for business as a casino gaming operation as provided, and within the time allowed, in the Completion Guarantee, Guarantors hereby irrevocably, unconditionally and in solido with each other agree to pay and do hereby guarantee payment to the LGCB under this Guaranty of a sum equal to the Minimum Payment, namely ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000.00). The $100,000,000.00 sum shall be payable in equal daily installments for one year (hereinafter, each daily installment will be a "Scheduled Installment"). It is further agreed that the date the Casino would have opened if the Guarantors had timely performed their obligation to open the Casino within the time allowed in the Completion Guaranty will hereinafter be called the "Scheduled Date." Each Scheduled Installment shall be payable daily in an amount equal to the Daily Payment, as provided in
Section 6.3 of the COC, the Casino Opening Date had occurred, beginning on the first day after the Scheduled Date, and such Scheduled Installments will continue to be paid on each day thereafter for one year. If any Scheduled Installment is not timely paid when due, as set forth above, interest at the Default Interest Rate will accrue on the amount of each unpaid Scheduled Installment from the date each such Scheduled Installment is due until paid in full. In addition, it is agreed that in no event shall Guarantors' liability for payments under this Guaranty exceed ONE HUNDRED MILLION and NO/100 DOLLARS ($100,000,000.00), plus interest and attorney fees, as provided herein, and any payments actually made to and received by the LGCB under this paragraph 1.7 for failure to open the Casino by the Scheduled Date, shall be credited (to the extent of any payments received) against any damages that the LGCB may be entitled to collect under the Completion Guarantee for failure to open the Casino by the Scheduled Date.

     1.8 Notwithstanding anything contained herein to the contrary, if the Minimum Payment Default occurs in the First Fiscal Year or if no Minimum Payment Guaranty is timely furnished for the second Fiscal Year, each Guarantor in solido with the other Guarantor and the Company shall be obligated to pay, and will pay, to the LGCB any unpaid Daily Payments, plus, if applicable, interest at the Default Interest Rate, until the Day prior to the first (year) anniversary of the Casino Opening Date, it being agreed that the Guaranty for the First Fiscal Year guarantees payment of (and obligates the Guarantors in solido with the Company to pay) three hundred sixty-five (365) days (366 days if a Fiscal Leap Year is involved) of Daily Payments, including any such Daily Payments that become due during the second Fiscal Year. It is agreed that if the Minimum Payment amount for any partial First Fiscal Year has been paid and the Minimum Payment Guaranty has been timely furnished for the next Full Fiscal Year, this Guaranty will be satisfied and Guarantors shall have no further liability under this Guaranty.

     1.9 All of the obligations undertaken hereinabove by the Guarantors in this Section 1 and any amounts which may be due under Section 6.2 are hereinafter collectively referred to as the "Guaranty Obligation."

     1.10 Notwithstanding the suspension, under the provisions of Section 6.3(a) of the COC, of the payment of any of the amounts included within the Guaranty Obligation, it is agreed that the Guaranty Obligation covers all payments which would have been due and payable during the Covered Fiscal Year except for the fact that such payments were suspended pursuant to Section 6.3(a) of the COC. Any such suspended payments shall be paid in the manner and within the time provided in the COC, together with Late Payment Interest from the time the suspended payments become due under the COC, and the Guarantors guarantee the payment thereof, even after the expiration of the Covered Fiscal Year.

     2.  GUARANTORS' ADDITIONAL AGREEMENTS.

     2.1 The Guarantors, in solido with each other and the Company, agree to perform and comply with their Guaranty Obligation, whether or not the Company is liable therefor individually or jointly or in solido with others, and whether or not recovery against the Company is or may become barred by any statute of limitations or prescriptive or preemptive period or is or may become unenforceable or discharged, whether in whole or in part, for any reason other than payment thereof in full. The Guarantors agree that this Guaranty is a guaranty of payment and not of collection, and that their obligation under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

         (a) the absence of any action to enforce this Guaranty or any other document or the waiver or consent by the LGCB with respect to any of the provisions thereof;

         (b) any release or discharge of the other Guarantor, the Company or any other party of the Guaranty Obligation; or

          (c) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranty Obligation.

     2.2 Each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the LGCB to proceed in respect of the Guaranty
Obligation against the Company or any other party or against any security for the payment of the Guaranty Obligation before proceeding against, or as a condition to proceeding against, any Guarantor; and without limiting the above, each Guarantor waives all pleas of division and discussion. Each Guarantor agrees that any notice or directive given at any time to the LGCB which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the LGCB, and in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the LGCB has specifically agreed otherwise in writing.

     2.3 Each Guarantor acknowledges that it has received a copy of and is familiar with the COC, which to the extent of the Guaranty Obligation is incorporated herein by reference.

     2.4 Except as expressly provided for in this Guaranty, in no event shall the Guarantors, as a result of this Guaranty, incur, directly or indirectly, any obligation, contingent or otherwise, under the COC ("incur" meaning to create, incur, assume, guaranty or otherwise become liable for).

     3.   Alternation of the Guaranty Obligation.

     3.1 No exercise or non-exercise of any right hereby given to the LGCB, no dealing by the LGCB with the Guarantors or any other guarantor or any other person, and no change, impairment or release of all or any portion of the Company's COC obligations, or suspension of any right or remedy of the LGCB against any person, including without limitation the Company or any other such guarantor or other person, shall in any way affect any part of the Guaranty Obligation or any security furnished by the Guarantors or give the Guarantors any recourse against the LGCB.

     3.2 This Guaranty is provided on the express condition that, should the LGCB and the Company amend or modify the COC so as to increase the Guaranty Obligation or adversely affect the Guarantors without the prior written agreement of the Guarantors, any such amendment or modification entered into without the prior written agreement of the Guarantors shall not increase the Guaranty Obligation or adversely affect the Guarantors.

    4.   Waiver.

    4.1 The Guarantors, in solido with each other, represent, warrant and agree that, as of the date of this Guaranty, the Guaranty Obligation is not subject to any recoupment, counterclaims, offsets or defenses against the LGCB or the Company of any kind. The Guarantors further in solido with each other agree that the Guaranty Obligation shall not be subject to any recoupment, counterclaims, offsets or defenses against the LGCB or against the Company of any kind which may arise in the future. Each Guarantor hereby expressly waives and relinquishes all rights, defenses and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights, defenses or remedies, including without limitation:

         (a) any right to require the LGCB to proceed against the Company or any other person or to proceed against or exhaust any security held by the LGCB at any time or to pursue any other remedy in the power of the LGCB before proceeding against either or both of the Guarantors, including but not limited to any defense of failure to join or non-joinder of the Company or any other person whatsoever in any litigation instituted by the LGCB against either or both of the Guarantors;

         (b) the defense of any statute of limitation, prescription and peremption in any action hereunder or in any action for the collection of any of the Guaranty Obligation;

         (c) any defense that may arise by reason of the discharge in bankruptcy, incapacity, lack of authority, death or disability of any other person (including the Company) or the failure of the LGCB to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person (including the Company);

         (d) diligence, demand, presentment, protest and notice of any kind other than notices expressly required in this Guaranty (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Company's obligations under the COC, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Company's obligations under the COC, notice of adverse change in the Company's financial condition or any other fact which might materially increase the risk to the Guarantors), including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the LGCB, any endorser or creditor of the Company or either Guarantor or on the part of any other person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the LGCB in connection with any of the obligations of the Company under the COC;

         (e) any defense based upon an election of remedies by the LGCB which destroys or otherwise impairs the subrogation rights of the Guarantors, the right of the Guarantors to proceed against the Company for reimbursement, or both, or any defense that the LGCB's claims against the Guarantors are barred or diminished or premature to the extent that the LGCB has or may have remedies available against the Company;

         (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

         (g) any duty on the part of the LGCB to disclose to the Guarantors any facts the LGCB may now or hereafter know about the Company, regardless of whether the LGCB has reason to believe that any such facts materially increase the risk beyond that which the Guarantors intend to assume, or has reason to believe that such facts are unknown to either Guarantor, or has a reasonable opportunity to communicate such facts to either Guarantor, since each Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Company and of all circumstances bearing on the risk of nonpayment of any of the obligations of the Company under the COC;

         (h) waiver or estoppel or any alleged lack of reasonable or justifiable reliance on the part of the LGCB as to the Guarantors' representations;

         (i)  lack, failure or insufficiency of consideration;

         (j) subject to the notice requirements of Sections 1.4 and 1.5 hereof, any alleged failure of the LGCB to mitigate injuries, losses or damages or any plea that the LGCB has any duty to mitigate injuries, losses, or damages prior to seeking recovery under this Guaranty; and

         (k) any defense that the LGCB's claims hereunder are or may be barred because any adequate remedy at law exists.

    4.2 Following any default by either Guarantor under this Guaranty, each Guarantor agrees to forbear from exercise of any rights of subrogation, indemnity, or contribution against each other, the Company or any other person who may be liable for satisfaction of the Guaranty Obligation until the Guaranty Obligation has been fully satisfied as to the LGCB.

     5. Bankruptcy.

     5.1 In the event of the commencement of a bankruptcy case by or against any Guarantor, each Guarantor agrees to waive the automatic stay under the Bankruptcy Code and further agrees to the entry of an immediate order from the Bankruptcy Court, on the LGCB's ex parte motion granting to the LGCB a modification of the automatic stay (and/or recognition that the automatic stay is not applicable) allowing it to fully enforce the provisions of this Guaranty, the Guarantors hereby agreeing that in such case, "cause," as defined by the Bankruptcy Code, would exist for the immediate entry by the Bankruptcy Court of such an order modifying the automatic stay.

     5.2 The Guaranty Obligation shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Company, or by any defense which the Company may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

     5.3 This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company or any Guarantor for liquidation or reorganization, should the Company or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's or any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Guaranty Obligation, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the LGCB, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned only by such amount paid and not so rescinded, reduced, restored or returned.

      6. Interest, Costs and Attorneys' Fees.

      6.1 If the Guarantors fail to timely pay all or any portion of the Guaranty Obligation in accordance with the provisions of Section 1 of this Guaranty, such amount shall bear interest as provided in Section 1.2 and/or in Section 1.7 of this Guaranty, as applicable.

      6.2 If the LGCB refers this Guaranty to an attorney to enforce, construe, or defend any provision hereof, or as a consequence of any default hereunder by the Guarantors in connection with:

          (a) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the LGCB, the Company, the Guarantors or any other person) in any way relating to the enforcement of rights or remedies under this Guaranty;

          (b) any attempt to enforce any rights of the LGCB hereunder against the Guarantors or any other person; or

          (c) any attempt to defend any provision hereof;

then, and in any such event, the attorneys' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described herein shall be payable, on demand, by the Guarantors to the LGCB or the Guarantors shall cause the Company to make such payment, and if not so paid, shall be a part of the Guaranty Obligation. The reference to "attorneys' fees" in this Section 6.2 and in all other places in this Guaranty shall also include, without limitation, such reasonable amounts as may then be charged for legal services furnished by attorneys retained or employed by the State or the LGCB. Such attorneys' fees, costs and expenses shall include, without limitation, those incurred in connection with any bankruptcy, reorganization, insolvency, receivership, liquidation, arrangement, lawsuits in state or federal court, or other similar proceedings involving either Guarantor which in any way affect the exercise by the LGCB of its rights and remedies hereunder.

      7.  CUMULATIVE RIGHTS.

      All rights, powers and remedies of the LGCB hereunder and under any other written agreement now or at any time hereafter in force between the LGCB and the Guarantors, including without limitation any other guaranty executed by either Guarantor relating to any indebtedness of the Company, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the LGCB by law and shall not be deemed in any way to extinguish or diminish the LGCB's rights and remedies. This Guaranty is in addition to and independent of the guaranty of any guarantor of any other obligations of the Company under the COC or other indebtedness of the Company.

     8. Application of Payments and Recoveries.

     After a Minimum Payment Default has occurred, as to any payments received directly from a Guarantor, the LGCB shall apply such payments to amounts due under the Guaranty Obligation. Any other payments or recoveries received by the LGCB after a Minimum Payment Default shall be applied, as directed by the LGCB at its sole option, (a) first, to amounts due for any Additional Charges, and (b) second, to any Daily Payments, Required Payments, or Minimum Payment due for any Fiscal Year other than the Fiscal Year in which the Minimum Payment Default has occurred (collectively, the "Other Fiscal Year Payments"). Only when such Additional Charges and all Other Fiscal Year Payments are paid current will any payments or recoveries be applied to the Guaranty Obligation under this Guaranty Agreement; provided, however, Daily Payments, Required Payments or Minimum Payments paid by the Company during a Covered Fiscal Year shall be applied to the Minimum Payment for that Covered Fiscal Year.

     9. Independent Obligations.

     The Guaranty obligation is independent of the obligations of the Company under the COC, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against either Guarantor, whether or not the Company is joined therein or a separate action or actions are brought against the Company. The LGCB's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions unless and until all Guaranty Obligations have been satisfied and fully performed.

     10. Financial Statements.

     The Guarantors hereby represent and warrant that the information pertaining to the Guarantors set forth in their most recent filings with the Securities and Exchange Commission is true and correct in all material respects, and fairly presents the financial condition of the Guarantors as of the respective dates indicated therein and for the periods covered thereby, and that no material adverse change has occurred in the financial condition or prospects of the Guarantors since the date of the latest information provided therein.

     11. Notices.

     Whenever the Guarantors or the LGCB shall desire to give or serve any notice, demand, request or other communication with respect to this Guaranty, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, overnight courier service, or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

         (a)  if to either Guarantor
                   (or both Guarantors):

                   HET and Harrah's Operating
                   c/o Harrah's Entertainment, Inc.
                   1023 Cherry Road
                   Memphis, Tennessee 38117
                   Attention:  General Counsel

         (b)  if to the LGCB, as provided in the COC;

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder. Any such notice shall be deemed to have been received upon delivery. Any of the Guarantors or the LGCB may change its address by giving the others written notice of the new address as herein provided.

     12.  Successors and Assigns.

     This Guaranty shall inure to the benefit of the LGCB, its successors and assigns, and shall bind the successors and assigns of each Guarantor. Neither Guarantor may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the LGCB.

     13.  Miscellaneous Provisions.

     13.1 This Guaranty shall be governed, interpreted and enforced in accordance with Louisiana law.

     Each Guarantor hereby submits to the jurisdiction of the State and the courts thereof and to the jurisidiction of the Nineteenth Judicial District Court in and for East Baton Rouge Parish ("19th JDC") for purposes of any suit, action or other proceeding arising out of or relating to this Guaranty and agrees not to assert by way of motion as a defense or otherwise that such suit, action or other proceeding is brought in an inconvenient forum or that the venue of such suit, action or other proceeding is improper or that the subject matter thereof may not be enforced in or by such court or assert that any suit or action filed in the 19th JDC may be removed to the Federal Court, and each Guarantor agrees that the 19th JDC shall have the exclusive jurisdiction for purposes of any suit, action or other proceeding brought by either of them relating to or arising out of this Guaranty.

     If at any time during the Term, either Guarantor is not a resident of the State and has not formally designated or does not continuously maintain an agent for service of process in Louisiana or has not notified LGCB of the full name and current street address in Louisiana of such agent for service of process, such Guarantor hereby designates the Secretary of State of Louisiana as its agent for service of process in any suit, action or proceeding involving the LGCB or the State or arising out of or relating to this Guaranty, and such service shall be made as provided by Louisiana law for service on an insurance company through the Secretary of State.

     13.2 This Guaranty shall constitute the entire agreement of the Guarantors with the LGCB with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the LGCB or the Guarantors unless expressed herein.

     13.3 Should any term, covenant, condition or provisions of this Guaranty be determined to be illegal or unenforceable, it is the intent of the parties that all other terms, covenants, conditions and provisions hereof shall nevertheless remain in full force and effect.

     13.4  Time is of the essence to this Guaranty and each of its provisions.

     13.5 When the context and construction so require, all words used in the singular herein shall be deemed to include the plural, the masculine shall include the feminine and neuter, and vice versa.

     13.6 The word "person" as used herein shall include any individual, company, firm, association, partnership, limited liability company, joint venture, corporation, trust or other legal entity of any kind whatsoever.

     13.7 No provision of this Guaranty or right granted to the LGCB hereunder can be waived in whole or in part, nor can either Guarantor be release from the Guaranty Obligation, except by an express and specific writing to that effect duly executed by an authorized officer of the LGCB. No provision of this Guaranty may be amended without the prior written consent of the Guarantors and the LGCB and the consent of any additional beneficiaries hereof, if any, shall not be required.

     13.8 The LGCB need not inquire into the power of the Guarantors or the authority of their officers, shareholders or agents acting or purporting to act on their behalf.

    13.9 The headings of this Guaranty are inserted for convenience only and shall have no effect upon the construction or interpretation thereof.

    13.10 All of the representations, warranties, agreements, obligations and covenants of each Guarantor are in solido with the other Guarantor. This Guaranty shall be for the sold benefit of the State of Louisiana acting by and through the LGCB, its successors and assigns. The provisions of this Guaranty shall not inure to the benefit of any other person, including, without limitation, the Company.

    13.11 This Guaranty shall be effective upon execution.

    IN WITNESS HEREOF, the undersigned have executed this Guaranty as of the 30th day of October, 1998.

                                       GUARANTORS:

                                       HARRAH'S ENTERTAINMENT, INC.

                                       By: /s/ G. W. Loveland II
                                          ------------------------------------
                                          Duly Authorized Officer

                                       HARRAH'S OPERATING COMPANY, INC.

                                       By: /s/ G. W. Loveland II
                                          ------------------------------------
                                          Duly Authorized Officer

Approved and consented to:
JAZZ CASINO COMPANY, L.L.C.

By: --------------------------------
    Duly Authorized Officer

Accepted and agreed to:

LOUISIANA GAMING CONTROL BOARD

By: /s/ Hillary J. Crain
    ---------------------------------
Name: Hillary J. Crain
      -------------------------------
Title: Chairman
      -------------------------------

    13.9 The headings of this Guaranty are inserted for convenience only and shall have no effect upon the construction or interpretation thereof.

    13.10 All of the representations, warranties, agreements, obligations and covenants of each Guarantor are in solido with the other Guarantor. This Guaranty shall be for the sole benefit of the State of Louisiana acting by and through the LGCB, its successors and assigns. The provisions of this Guaranty shall not inure to the benefit of any other person, including, without limitation, the Company.

    13.11 This Guaranty shall be effective upon execution.

    IN WITNESS HEREOF, the undersigned have executed this Guaranty as of the 30th day of October, 1998.

                                       GUARANTORS:

                                       HARRAH'S ENTERTAINMENT, INC.


                                       By: ________________________________
                                             Duly Authorized Officer

                                       HARRAH'S OPERATING COMPANY, INC.


                                       By: ________________________________
                                             Duly Authorized Officer

Approved and consented to:
JAZZ CASINO COMPANY, L.L.C.


By: /s/ Frederick W. Burford
    -----------------------------
      Duly Authorized Officer

Accepted and agreed to:

LOUISIANA GAMING CONTROL BOARD


By: _____________________________

Name: ___________________________

Title: __________________________

                                  Exhibit B


                                   FORM OF
               UNCONDITIONAL MINIMUM PAYMENT GUARANTY AGREEMENT
                    FOR FISCAL YEAR ENDING MARCH 31, ______

     THIS UNCONDITIONAL MINIMUM PAYMENT GUARANTY AGREEMENT for Fiscal Year ending March 31, ____ (the "Guaranty") is entered into as of ________________, ________, by __________________________________ a
___________________________ and _________________________________ a
___________________________________ (each a "Guarantor" and collectively the
"Guarantors") in favor of the STATE OF LOUISIANA by and through the LOUISIANA GAMING CONTROL BOARD (the "LGCB").

                                  RECITALS
                                  --------

     A. That certain Casino Operating Contract (the "COC") between Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), and the LGCB, dated as of ______________________, 1998, sets forth the conditions, covenants, obligations, requirements and terms pursuant to which the Company has the authority to conduct gaming operations at the Casino.

     B. As used in this Guaranty, all capitalized terms used herein but not defined herein shall be used herein as defined in the COC.

          C. The Company has caused this Guaranty to be provided to the LGCB for Fiscal Year ending March 31, _____ (the "Covered Fiscal Year"), as required by the COC.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantors, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby solidarily make the following representations and warranties to the LGCB, and hereby solidarily covenant and agree for the benefit of the LGCB as follows:

     1. Obligations Guaranteed and Method of Drawing.

     1.1 The Guarantors hereby irrevocably, unconditionally, and in solido with each other and with the Company, guarantee for the Covered Fiscal Year:

          (a) the full, complete and timely payment and performance of all of the Minimum Payment obligations of the Company to the LGCB under and in accordance with the provisions of the COC; and

         (b) the full, complete and timely payment to the LGCB of all of the Daily Payments, Required Payments and Minimum Payment in accordance with the provisions of the COC.

    1.2 If there is any delay in timely paying to the LGCB any and/or all of the Daily Payments, Required Payments and/or Minimum Payment as and when required under the COC for the Covered Fiscal Year, the Guarantors shall also pay to the LGCB interest on such payments due at the Default Interest Rate (as provided in Section 6.7 of the COC) from the date each payment was due, until paid to the LGCB.

    1.3 In no event shall the aggregate total of Daily Payments, Required Payments and the Minimum Payment to the LGCB under this Guaranty for the Covered Fiscal Year exceed ONE HUNDRED MILLION DOLLARS ($100,000,000.00), plus, and in addition thereto, any interest and attorneys' fees applicable to the Guaranty Obligation provided for in the COC or in this Guaranty.

    1.4 If the LGCB has not been timely paid any one or more of the required Daily Payments for the Covered Fiscal Year, then (a) the LGCB may make drawings under this Guaranty by providing written notice to the Guarantors that one or more of the required Daily

Payments have not been timely paid and the principal amount of such Daily Payments then due (the "Notice of Drawing"), and (b) the Guarantors shall pay to the LGCB all required but unpaid Daily Payments, plus interest at the Default Interest Rate, upon receipt of the Notice of Drawing. Guarantors shall make payment by wire or other electronic transfer as provided in the Notice of Drawing, on or before the time the Daily Payments are due under
Section 6.5 -- "Daily Deposits" of the COC.

     1.5 The Guarantors shall not be obligated to make any Daily Payments due for any day which is twenty (20) days or more prior to the LGCB giving the Notice of Drawing; provided however, that any payments which are suspended pursuant to Section 6.3(a) of the COC shall not be due and payable until the period of the suspension has expired.

     1.6 Once a Minimum Payment Default has occurred and a Notice of Drawing has been provided to the Guarantors, the Guarantors shall be obligated without any further notice by the LGCB to pay, and will pay, to the LGCB any required Daily Payments for the Covered Fiscal Year on a daily basis for the remainder of the Covered Fiscal Year (in which a Minimum Payment Default occurs) to the extent such Daily Payments have not been timely paid.

     1.7 In no event shall the Guarantors be liable to the LGCB under this Guaranty for any amount in excess of the difference between the Minimum Payment for the Covered Fiscal Year and the total of the Louisiana Gross Gaming Revenue Share Payments which have been paid to the LGCB for said Fiscal Year or liable for any Daily Payments due for and in any Fiscal Year following the Covered Fiscal Year.

     1.8 All of the obligations undertaken hereinabove by the Guarantors in this Section 1 and any amounts which may be due under Section 6.2 are hereinafter collectively referred to as the "Guaranty Obligation."

     1.9 Notwithstanding the suspension, under the provisions of Section 6.3(a) of the COC, of the payment of any of the amounts included within the Guaranty Obligation, it is agreed that the Guaranty Obligation covers all payments which would have been due and payable during the Covered Fiscal Year except for the fact that such payments were suspended pursuant to Section 6.3(a) of the COC. Any such suspended payments shall be paid in the manner and within the time provided in the COC, together with Late Payment Interest from the time the suspended payments become due under the COC, and the Guarantors guarantee the payment thereof, even after the expiration of the Covered Fiscal Year.

2. Guarantors' Additional Agreements

     2.1 The Guarantors, in solido with each other and the Company, agree to perform and comply with their Guaranty Obligation, whether or not the Company is liable therefor individually or jointly or in solido with others, and whether or not recovery against the Company is or may become barred by any statute of limitations or prescriptive or preemptive period or is or may become enforceable or discharged, whether in whole or in part, for any reason other than payment thereof in full. The Guarantors agree that this Guaranty is a guaranty of payment and not of collection, and that their obligation under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

         (a) the absence of any action to enforce this Guaranty or any other document or the waiver or consent by the LGCB with respect to any of the provisions thereof;

          (b) any release or discharge of the other Guarantor, the Company or any other party of the Guaranty Obligation; or

          (c) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranty Obligation.

     2.2 Each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the LGCB to proceed in respect of the Guaranty Obligation against the Company or any other party or against any security for the payment of the Guaranty Obligation before proceeding against, or as a condition to proceeding against, any Guarantor; and without limiting the above, each Guarantor waives all pleas of division and discussion. Each Guarantor agrees that any notice or directive given at any time to the LGCB which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the LGCB, and in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the LGCB has specifically agreed otherwise in writing.

     2.3 Each Guarantor acknowledges that it has received a copy of and is familiar with the COC, which to the extent of the Guaranty Obligation is incorporated herein by reference.

     2.4 Except as expressly provided for in this Guaranty, in no event shall the Guarantors, as a result of this Guaranty, incur, directly or indirectly, any obligation, contingent or otherwise, under the COC ("incur" meaning to create, incur, assume, guaranty or otherwise become liable for).

     3.  Alteration of the Guaranty Obligation.

     3.1 No exercise or non-exercise of any right hereby given to the LGCB, no dealing by the LGCB with the Guarantors or any other guarantor or any other person, and no change, impairment or release of all or any portion of the Company's COC obligations, or suspension of any right or remedy of the LGCB against any person, including without limitation the Company or any other such guarantor or other person, shall in any way affect any part of the Guaranty Obligation or any security furnished by the Guarantors or give the Guarantors any recourse against the LCGB.

     3.2 This Guaranty is provided on the express condition that, should the LGCB and the Company amend or modify the COC so as to increase the Guaranty Obligation or adversely affect the Guarantors without the prior written agreement of the Guarantors, any such amendment or modification entered into without the prior written agreement of the Guarantors shall not increase the Guaranty Obligation or adversely affect the Guarantors.

     4.  Waiver.

     4.1 The Guarantors, in solido with each other, represent, warrant and agree that, as of the date of this Guaranty, the Guaranty Obligation is not subject to any recoupment, counterclaims, offsets or defenses against the LGCB or the Company of any kind. The Guarantors further in solido with each other agree that the Guaranty Obligation shall not be subject to any recoupment, counterclaims, offsets or defenses against the LGCB or against the Company of any kind which may arise in the future. Each Guarantor hereby expressly waives and relinquishes all rights.

defenses and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights, defenses or remedies, including without limitation:

        (a) any right to require the LGCB to proceed against the Company or any other person or to proceed against or exhaust any security held by the LGCB at any time or to pursue any other remedy in the power of the LGCB before proceeding against either or both of the Guarantors, including but not limited to any defense of failure to join or non-joinder of the Company or any other person whatsoever in any litigation instituted by the LGCB against either or both of the Guarantors;

        (b) the defense of any statute of limitation, prescription and preemption in any action hereunder or in any action for the collection of any of the Guaranty Obligation;

        (c) any defense that may arise by reason of the discharge in bankruptcy, incapacity, lack of authority, death or disability of any other person (including the Company) or the failure of the LGCB to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person (including the Company);

        (d) diligence, demand, presentment, protest and notice of any kind other than notices expressly required in this Guaranty (whether for nonpayment of protest or of acceptance, maturity, extension of time, change in nature or form of the Company's obligations under the COC, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Company's obligations under the COC, notice of adverse change in the Company's financial condition or any other fact which might materially increase the risk to the Guarantors), including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the LGCB, any endorser or creditor of the Company or either Guarantor or on the part of any other person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the LGCB in connection with any of the obligations of the Company under the COC;

        (e) any defense based upon an election of remedies by the LGCB which destroys or otherwise impairs the subrogation rights of the Guarantors, the right of the Guarantors to proceed against the Company for reimbursement, or both, or any defense that the LGCB's claims against the Guarantors are barred or diminished or premature to the extent that the LGCB has or may have remedies available against the Company;

     (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

     (g) any duty on the part of the LGCB to disclose to the Guarantors any facts the LGCB may now or hereafter know about the Company, regardless of whether the LGCB has reason to believe that any such facts materially increase the risk beyond that which the Guarantors intend to assume, or has reason to believe that such facts are unknown to either Guarantor, or has a reasonable opportunity to communicate such facts to either Guarantor, since each Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Company and of all circumstances bearing on the risk of nonpayment of any of the obligations of the Company under the COC;

     (h) waiver or estoppel or any alleged lack of reasonable or justifiable reliance on the part of the LGCB as to the Guarantors' representations;

           (i) lack, failure or insufficiency of consideration;

           (j) subject to the notice requirements of Sections 1.4 and 1.5 hereof, any alleged failure of the LGCB to mitigate injuries, losses or damages or any plea that the LGCB has any duty to mitigate injuries, losses, or damages prior to seeking recovery under this Guaranty; and

           (k) any defense that the LGCB's claims hereunder are or may be barred because any adequate remedy at law exists.

      4.2 Following any default by either Guarantor under this Guaranty, each Guarantor agrees to forbear from exercise of any rights of subrogation, indemnity, or contribution against each other, the Company or any other person who may be liable for satisfaction of the Guaranty Obligation until the Guaranty Obligation has been fully satisfied as to the LGCB.

      5.  BANKRUPTCY.

      5.1 In the event of the commencement of a bankruptcy case by or against any Guarantor, each Guarantor agrees to waive the automatic stay under the Bankruptcy Code and further agrees to the entry of an immediate order from the Bankruptcy Court, on the LGCB's ex parte motion granting to the LGCB a modification of the automatic stay (and/or recognition that the automatic stay is not applicable) allowing it to fully enforce the provisions of this Guaranty, the Guarantors hereby agreeing that in such case, "cause," as defined by the Bankruptcy Code, would exist for the immediate entry by the Bankruptcy Court of such an order modifying the automatic stay.

    5.2 The Guaranty Obligation shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Company, or by any defense which the Company may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

    5.3 This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company or any Guarantor for liquidation or reorganization, should the Company or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's or any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Guaranty Obligation, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the LGCB, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranty Obligation shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

    6.   Interest, Costs and Attorneys' Fees.

    6.1 If the Guarantors fail to timely pay all or any portion of the Guaranty Obligation in accordance with the provisions of Section 1 of this Guaranty, such amount shall bear interest as provided in Section 1.2 of this Guaranty.

    6.2 If the LGCB refers this Guaranty to an attorney to enforce, construe, or defend any provision hereof, or as a consequence of any default hereunder by the Guarantors in connection with:

     (a) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the LGCB, the Company, the Guarantors or any other person) in any way relating to the enforcement of rights or remedies under this Guaranty;

     (b) any attempt to enforce any rights of the LGCB hereunder against the Guarantors or any other person; or

     (c) any attempt to defend any provision hereof;

then, and in any such event, the attorneys' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described herein shall be payable, on demand, by the Guarantors to the LGCB or the Guarantors shall cause the Company to make such payment, and if not so paid, shall be a part of the Guaranty Obligation. The reference to "attorneys' fees" in this Section 6.2 and in all other places in this Guaranty shall also include, without limitation, such reasonable amounts as may then be charged for legal services furnished by attorneys retained or employed by the State or the LGCB. Such attorneys' fees, costs and expenses shall include, without limitation, those incurred in connection with any bankruptcy, reorganization, insolvency, receivership, liquidation, arrangement, lawsuits in state or federal court, or other similar proceedings involving either Guarantor which in any way affect the exercise by the LGCB of its rights and remedies hereunder.

     7.  Cumulative Rights.

     All rights, powers and remedies of the LGCB hereunder and under any other written agreement now or at any time hereafter in force between the LGCB and the Guarantors, including without limitation any other guaranty executed by either Guarantor relating to any indebtedness of the Company, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the LGCB by law and shall not be deemed in any way to extinguish or diminish the LGCB's rights and remedies. This Guaranty is in addition to and independent of the guaranty of any guarantor of any other obligations of the Company under the COC or other indebtedness of the Company.

     8.  Application of Payments and Recoveries.

     After a Minimum Payment Default has occurred, as to any payments received directly from a Guarantor, the LGCB shall apply such payments to amounts due under the Guaranty Obligation. Any other payments or recoveries received by the LGCB after a Minimum Payment Default shall be applied, as directed by the LGCB at its sole option, (a) first, to amounts due for any Additional
Charges, and (b) second, to any Daily Payments, Required Payments, or Minimum Payment due for any Fiscal Year other than the Fiscal Year in which the Minimum Payment Default has occurred (collectively, the "Other Fiscal Year Payments"). Only when such Additional Charges and all Other Fiscal Year Payments are paid current will any payments or recoveries be applied to the Guaranty Obligation under this Guaranty Agreement; provided, however, Daily Payments, Required Payments or Minimum Payments paid by the Company during a Covered Fiscal Year shall be applied to the Minimum Payment for that Covered Fiscal Year.

    9.  Independent Obligations.

    The Guaranty obligation is independent of the obligations of the Company under the COC, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against either Guarantor, whether or not the Company is joined therein or a separate action or actions are brought against the Company. The LGCB's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions unless and until all Guaranty Obligations have been satisfied and fully performed.

     10. Financial Statements.

     The Guarantors hereby represent and warranty that the information pertaining to the Guarantors set forth in their most recent filings with the Securities and Exchange Commission is true and correct in all material respects, and fairly presents the financial condition of the Guarantors as of the respective dates indicated therein and for the periods covered thereby, and that no material adverse change has occurred in the financial condition or prospects of the Guarantors since the date of the latest information provided therein.

     11. Notices.

     Whenever the Guarantors or the LGCB shall desire to give or serve any notice, demand, request or other communication with respect to this Guaranty, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, overnight courier service, or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:


         (a) if to either Guarantor

                  (or both Guarantors):





         (b) if to the LGCB, as provided in the COC;

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder. Any such notice shall be deemed to have been received upon delivery. Any of the Guarantors or the LGCB may change its address by giving the others written notice of the new address as herein provided.

    12. Successors and Assigns.

     This Guaranty shall inure to the benefit of the LGCB, its successors and assigns, and shall bind the successors and assigns of each Guarantor. Neither Guarantor may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the LGCB.

     13.  Miscellaneous Provisions.

     13.1 This Guaranty shall be governed, interpreted and enforced in accordance with Louisiana law.

     Each Guarantor hereby submits to the jurisdiction of the State and the courts thereof and to the jurisdiction of the Nineteenth Judicial District Court in and for East Baton Rouge Parish ("19th JDC") for purposes of any suit, action or other proceeding arising out of or relating to this Guaranty and agrees not to assert by way of motion as a defense or otherwise that such suit, action or other proceeding is brought in an inconvenient forum or that the venue of such suit, action or other proceeding is improper or that the subject matter thereof may no be enforced in or by such court or assert that any suit or action filed in the 19th JDC may be removed to the Federal Court, and each Guarantor agrees that the 19th JDC shall have the exclusive jurisdiction for purposes of any suit, action or other proceeding brought by either of them relating to or arising out of this Guaranty.

     If at any time during the Term, either Guarantor is not a resident of the State and has not formally designated or does not continuously maintain an agent for service of process in Louisiana or has not notified LGCB of the full name and current street address in Louisiana of such agent for service of process, such Guarantor hereby designates the Secretary of State of Louisiana as its agent for service of process in any suit, action or proceeding involving the LGCB or the State or arising out of or relating to this Guaranty, and such service shall be made as provided by Louisiana law for service on an insurance company through the Secretary of State.

     13.2 This Guaranty shall constitute the entire agreement of the Guarantors with the LGCB with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the LGCB or the Guarantors unless expressed herein.

     13.3 Should any term, covenant, condition or provision of this Guaranty be determined to be illegal or unenforceable, it is the intent of the parties that all other terms, covenants, conditions and provisions hereof shall nevertheless remain in full force and effect.

      13.4 Time is of the essence to this Guaranty and each of its provisions.

      13.5 When the context and construction so require, all words used in the singular herein shall be deemed to include the plural, the masculine shall include the feminine and neuter, and vice versa.

      13.6 The word "person" as used herein shall include any individual, company, firm, association, partnership, limited liability company, joint venture, corporation, trust or other legal entity of any kind whatsoever.

      13.7 No provision of this Guaranty or right granted to the LGCB hereunder can be waived in whole or in part, nor can either Guarantor be released from the Guaranty Obligation, except by an express and specific writing to that effect duly executed by an authorized officer of the LGCB. No provision of this Guaranty may be amended without the prior written consent of the Guarantors and the LGCB and the consent of any additional beneficiaries hereof, if any, shall not be required.

     13.8 The LGCB need not inquire into the power of the Guarantors or the authority of their officers, shareholders or agents acting or purporting to act on their behalf.

     13.9 The headings of this Guaranty are inserted for convenience only and shall have no effect upon the construction or interpretation thereof.

     13.10 All the representations, warranties, agreements, obligations and covenants of each Guarantor are in solido with the other Guarantor. This Guaranty shall be for the sole benefit of the State of Louisiana acting by and through the LGCB, its successors and assigns. The provisions of this Guaranty shall not inure to the benefit of any other person, including, without limitation, the Company.

     13.11  This Guaranty shall be effective upon execution.

     IN WITNESS HEREOF, the undersigned have executed this Guaranty as of the ____ day of ____________, 199_.

                                         GUARANTORS:


                                         ----------------------------------



                                         By:
                                             ------------------------------
                                                Duly Authorized Officer



                                         ----------------------------------



                                         By:
                                             ------------------------------
                                                Duly Authorized Officer


Approved and consented to:

JAZZ CASINO COMPANY, L.L.C.


By:
    -------------------------------
        Duly Authorized Officer

Accepted and agreed to:


LOUISIANA GAMING CONTROL BOARD



By:
    -------------------------------


Name:
      -----------------------------


Title:
       ----------------------------

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